Exhibit 10.5

FIRST AMENDMENT
TO
THIRD AMENDED AND RESTATED OMNIBUS AGREEMENT

This First Amendment (this “Amendment”) to the Third Amended And Restated Omnibus Agreement (the “Omnibus Agreement”) is entered into on August 3, 2015, and effective as of, April 1, 2015 (the “Effective Date”), and is by and among Delek US Holdings, Inc., a Delaware corporation, on behalf of itself and the other Delek Entities (as defined in the Omnibus Agreement), Delek Refining, Ltd., a Texas Limited Partnership, Lion Oil Company, an Arkansas corporation, Delek Logistics Partners, LP, a Delaware limited partnership, Paline Pipeline Company, LLC, a Texas limited liability company, SALA Gathering Systems, LLC, a Texas limited liability company, Magnolia Pipeline Company, LLC, a Delaware limited liability company, El Dorado Pipeline Company, LLC, a Delaware limited liability company, Delek Crude Logistics, LLC, a Texas limited liability company, Delek Marketing-Big Sandy, LLC, a Texas limited liability company, Delek Marketing & Supply, LP, a Delaware limited partnership, DKL Transportation, LLC, a Delaware limited liability company, Delek Logistics Operating, LLC, a Delaware limited liability company, and Delek Logistics GP, LLC, a Delaware limited liability company. The above-named entities are sometimes referred to in this Amendment each as a “Party” and collectively as the “Parties.”  Capitalized terms used but not defined herein shall have the meaning given thereto in the Omnibus Agreement.
RECITALS

A.      The Parties entered into the Omnibus Agreement on, and effective as of March 31, 2015.

B.    The Parties desire to amend Section 5.1(b) of the Omnibus Agreement to remove the threshold of $1,000,000 for expenses required to be reimbursed by the Delek Entities if incurred by the Partnership Group for the clean up or repair of any condition caused by the failure of any Asset prior to November 7, 2017.

FOR GOOD AND VALUABLE CONSIDERATION, the receipt and sufficiency of which is hereby acknowledge, the Parties hereby agree as follows:

1.Omnibus Agreement Amendment.
(a)    Section 5.1(b) of the Omnibus Agreement is hereby amended and restated in its entirety to read as follows:
“(b) expenses (including any fines and penalties) (net of insurance recoveries, if any) incurred by the Partnership Group for the clean up or repair of any condition caused by the failure of any Asset prior to November 7, 2017; provided, however, that the Delek Entities shall not be required to reimburse the Partnership Group for any expenses in excess of $20,000,000 per event;”

2.    Acknowledgement. Except as amended hereby, the Omnibus Agreement shall remain in full force and effect as previously executed, and the Parties hereby ratify the Omnibus Agreement as amended hereby. If a conflict between this Amendment and the Omnibus Agreement exists, the terms of this Amendment shall control.
3.    Choice of Law. This Amendment shall be subject to and governed by the laws of the State of Texas, excluding any conflicts-of-law rule or principle that might refer the construction or interpretation of this Amendment to the laws of another state.
4.    Counterparts. This Amendment may be executed in one or more counterparts, all of which shall be considered one and the same agreement, and shall become effective when one or more counterparts have been signed by each of the Parties hereto and delivered (including by facsimile) to the other Parties.
5.    Severability. If any provision of this Amendment shall be held invalid or unenforceable by a court or regulatory body of competent jurisdiction, the remainder of this Amendment shall remain in full force and effect.
[Signature page follows.]

IN WITNESS WHEREOF, the Parties have executed this Amendment as of the date first set forth above.
DELEK US HOLDINGS, INC.

By: /s/ Avigal Soreq
Name: Avigal Soreq
Title: Vice President
By: /s/ Kent B. Thomas
Name: Kent B. Thomas
Title: General Counsel
DELEK REFINING, LTD.

By: DELEK U.S. REFINING G.P., LLC,
     its general partner

By: /s/ Avigal Soreq
Name: Avigal Soreq
Title: Vice President
By: /s/ Kent B. Thomas
Name: Kent B. Thomas
Title: General Counsel
LION OIL COMPANY

By: /s/ Avigal Soreq
Name: Avigal Soreq
Title: Vice President
By: /s/ Kent B. Thomas
Name: Kent B. Thomas
Title: General Counsel

Signature Page
First Amendment to Third Amended and Restated Omnibus Agreement

DELEK LOGISTICS PARTNERS, LP

By:    Delek Logistics GP, LLC,
    its general partner

By: /s/ Assaf Ginzburg
Name: Assaf Ginzburg
Title: Executive Vice President
By: /s/ H. Pete Daily
Name: H. Pete Daily
Title: Executive Vice President
PALINE PIPELINE COMPANY, LLC

By: /s/ Assaf Ginzburg
Name: Assaf Ginzburg
Title: Executive Vice President
By: /s/ H. Pete Daily
Name: H. Pete Daily
Title: Executive Vice President
SALA GATHERING SYSTEMS, LLC

By: /s/ Assaf Ginzburg
Name: Assaf Ginzburg
Title: Executive Vice President
By: /s/ H. Pete Daily
Name: H. Pete Daily
Title: Executive Vice President

Signature Page
First Amendment to Third Amended and Restated Omnibus Agreement

MAGNOLIA PIPELINE COMPANY, LLC

By: /s/ Assaf Ginzburg
Name: Assaf Ginzburg
Title: Executive Vice President
By: /s/ H. Pete Daily
Name: H. Pete Daily
Title: Executive Vice President
EL DORADO PIPELINE COMPANY, LLC

By: /s/ Assaf Ginzburg
Name: Assaf Ginzburg
Title: Executive Vice President
By: /s/ H. Pete Daily
Name: H. Pete Daily
Title: Executive Vice President
DELEK CRUDE LOGISTICS, LLC

By: /s/ Assaf Ginzburg
Name: Assaf Ginzburg
Title: Executive Vice President
By: /s/ H. Pete Daily
Name: H. Pete Daily
Title: Executive Vice President

Signature Page
First Amendment to Third Amended and Restated Omnibus Agreement

DELEK MARKETING-BIG SANDY, LLC

By: /s/ Assaf Ginzburg
Name: Assaf Ginzburg
Title: Executive Vice President
By: /s/ H. Pete Daily
Name: H. Pete Daily
Title: Executive Vice President
DELEK MARKETING & SUPPLY, LP

By:    Delek Marketing GP, LLC,
    its general partner

By: /s/ Assaf Ginzburg
Name: Assaf Ginzburg
Title: Executive Vice President
By: /s/ H. Pete Daily
Name: H. Pete Daily
Title: Executive Vice President
DKL TRANSPORTATION, LLC

By: /s/ Assaf Ginzburg
Name: Assaf Ginzburg
Title: Executive Vice President
By: /s/ H. Pete Daily
Name: H. Pete Daily
Title: Executive Vice President

Signature Page
First Amendment to Third Amended and Restated Omnibus Agreement

DELEK LOGISTICS OPERATING, LLC

By: /s/ Assaf Ginzburg
Name: Assaf Ginzburg
Title: Executive Vice President
By: /s/ H. Pete Daily
Name: H. Pete Daily
Title: Executive Vice President

DELEK LOGISTICS GP, LLC

By: /s/ Assaf Ginzburg
Name: Assaf Ginzburg
Title: Executive Vice President
By: /s/ H. Pete Daily
Name: H. Pete Daily
Title: Executive Vice President

Signature Page
First Amendment to Third Amended and Restated Omnibus Agreement